Exhibit 10.9
SUBSCRIPTION AGREEMENT

To:           Mortgagebrokers.com Holdings, Inc.
45 Vogel Road
Suite 101
Richmond Hill, Ontario L4B 3P6

Gentlemen:

1.           Subscription.

The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from Mortgagebrokers.com Holdings, Inc., a Delaware Corporation (the “Company”), the number of shares, set forth on the Signature Page at the end of this Subscription Agreement (the “Agreement”) at a purchase price of $1.00 per Share with a minimum investment of $50,000.00, upon the terms and conditions hereinafter set forth.  This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement and in the Confidential Private Placement Memorandum dated as of January 27, 2006 (the “Memorandum”).

The undersigned is delivering (i) the subscription payment made payable to Mortgagebrokers.com Holdings, Inc., (ii) two executed copies of the Signature page at the end of this Agreement, and (iii) one executed copy of Purchaser Questionnaire for Individuals (if appropriate), attached hereto as Exhibit II, to:

Mortgagebrokers.com Holdings, Inc.
45 Vogel Road
Suite 101
Richmond Hill, Ontario L4B 3P6

For United States investor: The undersigned understands that the Shares are being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), provided by Regulation D Rule 506 of such Securities Act.  As such, the Shares are only being offered and sold to investors who qualify as “accredited investors and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited investor.  The common shares are "restricted securities" for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

For Canadian investors: The undersigned understands that the Shares are being issued pursuant to the accredited investor exemption set out in section 2.3 of National Instrument 45-106 - Prospectus and Registration Exemptions (“NI 45-106”) or the CDN$150,000 minimum investment exemption set out in section 2.10 of NI 45-106. As such, the Shares are only being offered and sold to investors who purchase at least CDN$150,000 of Shares or who qualify as “accredited investors" as defined in NI 45-106 and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such an accredited investor. The Shares are subject to resale restrictions  for purposes of applicable Canadian securities laws and are “restricted securities” for purposes of applicable United States securities laws and cannot be transferred except as permitted under these laws.

We have agreed to register the Shares pursuant to an SB-2 Registration Statement to be filed with the SEC and file a Canadian prospectus with the Ontario Securites Commission not more than 120 days following closing of the Private Placement.  Notwithstanding such registration, these shares are subject to a lock up for one year from the date of purchase.  Therefore, even if the shares are registered pursuant to the Securities Act of 1933, such shares can not be sold by the investor for at least one year from purchase. In addition, after the lock up period ends, such shares can only be sold by the investor at the rate of 12 1/2 % of the outstanding shares held by the investor per quarter.

The undersigned understands that RE/MAX Ontario Atlantic Canada Inc. (“RE/MAX”) is not assuming any responsibility or liability for the issuance of these Shares and that prospective purchasers should seek independent professional advise with respect to this investment opportunity.

RE/MAX, its directors, officers, employees, agents and representatives do not assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any available information concerning the Company or as to whether all information concerning the Company required to be disclosed by it has been generally disclosed.
The Purchaser acknowledges that, in making its investment decision, it has relied upon its own due diligence investigation of the Company and not upon any due diligence investigation by RE/MAX and the Purchaser hereby releases RE/MAX, its agents, employees, officers, directors and shareholders of any claims or actions in respect of this investment.

The Purchaser acknowledges that he/she/it has knowledge and experience with respect to investments of this type enabling the Purchaser to evaluate the merits and risks thereof and has obtained, or has the capacity to obtain, competent independent business, legal and tax advice regarding this investment, and can bear the risk of economic loss of his/her/its investment.

2.           Acceptance of Subscription.

The Offering will be open until the earlier to occur of (i) March 31, 2006; or (ii) the sale of all of the common shares, unless extended  for up to an additional 60 day period, in our sole discretion.

Subject to applicable state and provincial securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company.  However, the Purchaser understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering.  The Company shall have no obligation to accept subscriptions in the order received.  This subscription shall become binding only if accepted by the Company.

3.           Memorandum.

The Purchaser hereby acknowledges receipt of a copy of the Confidential Private Placement Memorandum dated January 27, 2006.

4.           Representations and Warranties.

4.1.	The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing:

(a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Memorandum.  The Company is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b) The authorized capital stock of the Company consists of 100,000,000 common shares, par value $0.0001 per share and 33,935,000 common shares are outstanding. Each outstanding share of the Company’s Common Stock is validly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights.  There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except, as may be described in the Memorandum.  There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be described in the Memorandum.

(c) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets except as may be described in the Memorandum or such as individually or in the aggregate do not now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

(d) The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree except as may be described in the Memorandum or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

(e) The Company has all requisite power and authority (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the Shares in the Offering.

(f) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the Shares, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

(g) The execution, delivery and performance of this Agreement and the issuance of the Shares will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company's Certificate of Incorporation in Delaware or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

(h) The Common shares issuable in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in the Memorandum and in this Agreement, will be validly issued, fully paid and non-assessable without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

(i) The Memorandum and this Agreement do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  Without limiting the generality of the foregoing, there has been no material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or, to the knowledge of the Company, future prospects of the Company from the latest information set forth in the Memorandum.

(j) The Company shall file a Form D with the Securities and Exchange Commission within fifteen days after the first sale as well as all appropriate state blue sky filings in a timely manner.

(k) The Company will file a Form 45-106F1 in the relevant Canadian province within ten days of closing along with the prescribed fee thereupon.

4.2.	For United States Investors, the undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is an “Accredited Investor” as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit I attached to this Agreement. [   ]

(b) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement.  If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(c) The undersigned has received, read carefully and is familiar with this Agreement and the Memorandum.

(d) The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it.  The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and the Memorandum and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(e) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

(f) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(g) The undersigned acknowledges that no market for the common shares presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(h) The undersigned has been advised by the Company that none of the common shares has been registered under the Securities Act, that the common stock will be issued on the basis of the statutory exemption provided by Rule 506 and Regulation S of the Securities Act promulgated thereunder, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(i) The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the common shares.

In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such common shares is registered under the Securities Act; (ii) such common shares is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the common shares); or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder.  The undersigned further understands that an opinion of counsel and other documents may be required to transfer the common shares.

(j) The undersigned acknowledges that the common shares shall be subject to a stop transfer order and the certificate or certificates evidencing any common shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of common shares and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

(k) The undersigned will acquire the common shares for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(l) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

(I) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

(II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the common shares or of the Company's activities.

(m) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

(n) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company.

(o) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(p) The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Memorandum.

(q) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Memorandum.

(r) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

(s) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

(t)  The undersigned acknowledges that the Shares are subject to a lock up for one year from the date of purchase.  In addition, after the lock up period ends, such shares can only be sold by the investor at the rate of 12 1/2 % of the outstanding shares held by the investor per quarter.  The share certificates to be issued for these shares will bear a legend setting forth these lock and leak out provisions.

(u)  The undersigned has received, read carefully and is familiar with this December 31, 2005 10KSB to be filed by the Company with the SEC which has been incorporated by reference into the Private Placement.

(v) the undersigned acknowledges that RE/MAX and its directors, officers, employees, agents and representatives do not assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any available information concerning us or as to whether all information concerning us required to be disclosed by it has been generally disclosed.

(w)  The undersigned acknowledges that it has relied upon its own due diligence investigation of us and not upon any due diligence investigation by RE/MAX and the undersigned agrees to release RE/MAX, its agents, employees, officers, directors and shareholders of any claims or actions, whatsoever, in respect of this investment.

(x)  The undersigned acknowledges that it has the knowledge and experience with respect to investments of this type enabling the undersigned to evaluate the merits and risks thereof and has obtained, or has the capacity to obtain, competent independent business, legal and tax advice regarding this investment, and can bear the risk of economic loss of his/her/its investment.

(y)  The undersigned agrees not to enter into any hedging transactions with regard to the common stock.

4.3.	For Canadian Investors, the undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is an “Accredited Investor” as that term is defined in NI 45-106, and as specifically indicated in Exhibit I attached to this Agreement. Alternatively, if the undersigned is not an “Accredited Investor” but is purchasing at least CDN$150,000.00 of Shares, either the undersigned has not been created nor is it being used primarily to permit purchases of securities without a prospectus or if it has been the share or portion of any member or partner of the undersigned (if the undersigned is a partnership, syndicate or unincorporated organization), any beneficiary of the trust (if the undersigned is a trust) or any shareholder of the undersigned (if the undersigned is a company) of the aggregate acquisition cost to the undersigned of the securities being purchased is not less than CDN$150,000.00 and as specifically indicated in Exhibit I attached to this Agreement. [  ]

(b)  If a natural person, the undersigned is: a bona fide resident of the Canadian province contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement.

If an entity, the undersigned has its principal offices or principal place of business in the Canadian province contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(c) The undersigned has received, read carefully and is familiar with this Agreement and the Memorandum.

(d) The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it.  The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and the Memorandum and any other materials furnished herewith, and have taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(e) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

(f) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(g) The undersigned acknowledges that no market for the common shares presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(h) The undersigned has been advised by the Company that none of the common shares has been registered under the Securities Act, that the common stock will be issued on the basis of the statutory exemption provided by Rule 506 of the Securities Act promulgated thereunder, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(i) The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the common shares.  In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such common shares is registered under the Securities Act; (ii) such common shares is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the common shares); or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder.  The undersigned further understands that an opinion of counsel and other documents may be required to transfer the common shares.

(j) The undersigned acknowledges that the common shares shall be subject to a stop transfer order and the certificate or certificates evidencing any common shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of common shares and such other legends as may be required by state blue sky laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

(k) The undersigned will acquire the common shares for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(l) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

(I) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

(II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the common shares or of the Company's activities.

(m) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

(n) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company.

(o) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(p) The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Memorandum.

(q) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Memorandum.

(r) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

(s) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

(t)  The undersigned acknowledges that the Shares are subject to a lock up for one year from the date of purchase.  In addition, after the lock up period ends, such shares can only be sold by the investor at the rate of 12 1/2 % of the outstanding shares held by the investor per quarter.  The share certificates to be issued for these shares will bear a legend setting forth these lock and leak out provisions.

(u)  The undersigned has received, read carefully and is familiar with this December 31, 2005 10KSB to be filed by the Company with the SEC which has been incorporated by reference into the Private Placement.

(v) the undersigned acknowledges that RE/MAX and its directors, officers, employees, agents and representatives do not assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any available information concerning us or as to whether all information concerning us required to be disclosed by it has been generally disclosed.

(w)  The undersigned acknowledges that it has relied upon its own due diligence investigation of us and not upon any due diligence investigation by RE/MAX and the undersigned agrees to release RE/MAX, its agents, employees, officers, directors and shareholders of any claims or actions, whatsoever, in respect of this investment.

(x)  The undersigned acknowledges that it has the knowledge and experience with respect to investments of this type enabling the undersigned to evaluate the merits and risks thereof and has obtained, or has the capacity to obtain, competent independent business, legal and tax advice regarding this investment, and can bear the risk of economic loss of his/her/its investment.

(y)  The undersigned understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1993 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares and all certificates issued in exchange therefore or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR STATE SECURITIES LAWS. THE HOLDER THEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION UNDER THE U.S. SECURITIES ACT, OR (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE. DELIVERY OF THE CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE CORPORATION UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH SALE IS BEING MADE IN ACCORDANCE WITH RULE 904 OF REGULATIONS UNDER THE U.S. SECURITIES ACT. THE HOLDER OF THE SECURITIES CAN NOT ENTER INTO ANY HEDING TRANSACTIONS WITH REGARD TO THE COMMON SHARES.”

(z)  The undersigned agrees not to enter into any hedging transactions with regard to the common stock.

5.           Indemnification.

The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Company and RE/MAX and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, whether contained in the Memorandum or this Subscription Agreement.  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

6.           Provisions of Certain State Laws in the United States.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

7.         Provisions of Certain Laws in Canada.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY CANADIAN PROVINCIAL SECURITIES COMMISSION OR REGULATORY AUTHORITY OR ANY UNITED STATES FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN CANADA AS PERMITTED UNDER NI 45-102 OR IN THE UNITED STATES AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

8.           Rights of Action for Damages or Rescission for Newfoundland and Labrador Purchasers Only

This section only applies to Purchasers resident in Newfoundland and Labrador.

If the Purchaser is resident in the Province of Newfoundland and Labrador and the Memorandum contains an untrue statement of a material fact or omits to state a material fact that is required to be stated or that is necessary:

(a)	in order to prevent any statement that is made from being false or misleading in light of the circumstances in which it was made; or

(b)	in order for the statement not to be false or misleading in the circumstances in which it was made;

The Purchaser will have the rights of action as described in the Memorandum under “Rights of Recission” as if such rights were fully set forth it this Agreement and such rights are incorporated herein by reference and, by accepting this Subscription, the Company agrees that a Purchaser resident in the Province of Newfoundland and Labrador has such rights.

9.           Additional Information.

The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

10.           Irrevocability; Binding Effect.

The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this  Agreement or any agreements of the undersigned thereunder and that this Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, legal representatives and assigns.

11.           Modification.

Neither this  Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

12.           Notices.

Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

13.           Counterparts.

This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

14.           Entire Agreement.

This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

15.           Severability.

Each provision of this Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

16.           Assignability.

This  Agreement is not transferable or assignable by the Purchaser.

17.           Applicable Law.

This  Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to residents of that State executing contracts wholly to be performed in that State.

18.           Choice of Jurisdiction.

The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the County of New Castle , City of Wilmington and State of Delaware.  Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the County of New Castle, City of Wilmington and State of Delaware.

19.           Language.

Each purchaser of Shares in Canada who receives a purchase confirmation hereby agrees that it is the purchaser’s express wish that all documents evidencing or relating in any way to the sale of the Shares be drafted in the English language only. Chaque acheteur au Canada des actions recevant un avis de confirmation à l’égard de son acquisition reconnaît que c’est sa volonté express que tous les documents faisant foi ou se raportant de quelque manière à la vente des actions soient rédigés uniquement en anglais

IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

[EXECUTIONS FOLLOW ON SUBSEQUENT PAGE]

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase common shares in the Company.

Number of Shares Subscribed at:      $1.00       per Share:  ______________________________

Aggregate Purchase Price: $ _____________________________________________________

Type of ownership:	____________ Individual
____________ Joint Tenants
____________ Tenants by the Entirety
____________ Tenants in Common
____________ Subscribing as Corporation or Partnership
____________ Other

IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature Page this __________day of __________________________, 2006.

Exact Name in which Shares are to be Registered	Exact Name in which Shares are to be Registered

Signature	Signature

Print Name	Print Name

Tax Identification Number	Tax Identification Number

Mailing Address	Mailing Address

Residence Phone Number	Residence Phone Number

Work Phone Number	Work Phone Number

E-mail Address	E-mail Address

ACCEPTANCE OF SUBSCRIPTION

MORTGAGEBROKERS.COM HOLDINGS, INC. hereby accepts the subscription of ___________ Shares consisting of ______________________, as of the ____________day of _________________, 2006.

MORTGAGEBROKERS.COM HOLDINGS, INC.

By:	_________________________________
Name:	_________________________________
Title:	_________________________________

Exhibit I to Subscription Agreement

ACCREDITED INVESTOR CERTIFICATE FORM FOR CANADIAN INVESTORS

TO BE COMPLETED BY SUBSCRIBERS THAT ARE SUBSCRIBING UNDER THE "ACCREDITED INVESTOR" EXEMPTION

Accredited Investors Purchasing as Principal - In connection with the purchase of securities, the undersigned hereby represents, warrants and certifies that:

(a)	it has been notified by the Company:

(i)	of the delivery to the applicable securities regulators of the information pertaining to the undersigned as set out in the subscription agreement ("Investor Information");

(ii)	that the Investor Information is being collected indirectly by the applicable securities regulators under the authority granted to it under the applicable securities legislation; and

(iii)	that the Investor Information is being collected for the purposes of the administration and enforcement of the applicable securities legislation, and

(b)
it is a resident in the province stated as being the address of the undersigned as noted below, is purchasing the shares in the capital of the Issuer as principal and is an "accredited investor" within the meaning of National Instrument 45-106 – Prospectus and Registration Exemptions or Quebec Regulation 45-106 – Regulation Respecting Prospectus and Registration Exemptions, as the case may be, by virtue of satisfying the indicated criterion as set out below (please initial the appropriate category or categories):

☐	(a) a Canadian financial institution, or a Schedule III bank;
☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐
(c) a subsidiary of any person referred to in paragraphs (a) or (b) above, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐
(d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d) above;
☐	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
☐
(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐
(j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐
(k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
☐
(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that person is not created or used solely to purchase or hold securities as an accredited investor;

☐
(n) an investment fund that distributes or has distributed its securities only to:

i. a person that is or was an accredited investor at the time of the distribution,
ii. a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds]of NI 45-106 or Quebec Regulation 45-106 (as the case may be), or
iii. a person described in paragraph (i) or (ii) above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106 or Quebec Regulation 45-106 (as the case may be);

☐
(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐
(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐
(q) a person acting on behalf of a fully managed account managed by that person, if that person:

i. is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
ii. in Ontario, is purchasing a security that is not a security of an investment fund;

☐
(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) above or paragraph (i) in form and function;
☐
(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
☐
(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:

i. an accredited investor, or
ii. an exempt purchaser in Alberta or British Columbia after Quebec Regulation 45-106 comes into force.

Note:  A summary of the meanings of certain of the terms used in this Accredited Investor Certificate follows the signature block below.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ___ day of __________________, 200__ and hereby authorizes the indirect collection of the Investor Information by the applicable securities regulators.

___________________________________
Name of the Subscriber (please type or print)

___________________________________
Signature of the Subscriber and, if applicable,
title of authorized signatory of the Subscriber

____________________________________
Name of Investor

____________________________________
Address of Investor:

********************************************

For purposes of the representations and warranties set out above, the terms set out below shall have the following meanings:

"director" means: (a) a member of the board of directors of a company or an individual who performs similar functions for a company; and (b) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company.

"financial assets" means: (a) cash; (b) securities; or (c) a contract of insurance.

"person" includes: (a) an individual; (b) a corporation; (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and (d) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

"related liabilities" means: (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (b) liabilities that are secured by financial assets.

"spouse" means, an individual who: (a) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual; (b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or (c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

MINIMUM AMOUNT INVESTMENT STATUS CERTIFICATE

TO BE COMPLETED BY SUBSCRIBERS THAT ARE SUBSCRIBING UNDER THE "MINIMUM AMOUNT INVESTMENT" EXEMPTION

In connection with the purchase by the undersigned Subscriber of the securities, the Subscriber hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)
the Subscriber is resident in or subject to the securities laws of one of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, Newfoundland and Labrador, Nova Scotia, New Brunswick or Prince Edward Island;

(b)	the Subscriber is purchasing the securities as principal for its own account and not for the benefit of any other person;

(c)	the securities have an aggregate acquisition cost to the Subscriber of not less than $150,000;

(d)
the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the offering and has a bona fide purpose other than investment in the securities; and

(e)	upon execution of this Certificate by the Subscriber, this Certificate shall be incorporated into and form a part of the Subscription Agreement.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the closing time.  If any such representations shall not be true and accurate prior to the closing time, the undersigned shall give immediate written notice of such fact to the Company prior to the closing time.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print name of Subscriber
Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

Exhibit II to Subscription Agreement

PURCHASER QUESTIONNAIRE FOR INDIVIDUALS IN THE UNITED STATES

Purpose of this Questionnaire.

Shares of Mortgagebrokers.com Holdings, Inc., a Delaware corporation (the "Company'), are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D of the Securities and Exchange Commission thereunder ("Regulation D"), and in reliance on similar exemptions under certain applicable state laws.  The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in Rule 501 under the Act , your answers will at all times be kept strictly confidential.  However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound.  The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to:

Mortgagebrokers.com Holdings, Inc.
45 Vogel Road
Suite 101
Richmond Hill, Ontario L4B 3P6

Please contact Mr. Alex Haditaghi if you have any questions with respect to the Questionnaire at 905-884-9777.

PLEASE ANSWER ALL QUESTIONS.  If the appropriate answer is "None" or "Not Applicable," so state.  Please print or type your answers to all questions.  Attach additional sheets if necessary to complete your answers to any item.

General Information:

Name	____________________________________________________________
Date of Birth	____________________________________________________________
Residence Address	____________________________________________________________
Business Address	____________________________________________________________
Home Telephone No.	____________________________________________________________
Business Telephone No	____________________________________________________________
E-mail Address	____________________________________________________________
Preferred Mailing Address	________ Business or _________ Home (check one)
Social Security Number	____________________________________________________________
Marital Status	____________________________________________________________

Financial Condition:

Did your individual annual income during each of 2004 and 2005 exceed $200,000 and do you reasonably expect your individual annual income during 2006 to exceed $200,000?
Yes _______	No _______

Did your joint (with spouse) annual income during each of 2004 and 2005 exceed $300,000 and do you reasonably expect your individual annual income during 2006 to exceed $300,000?
Yes _______	No _______

Does your individual or joint net worth exceed $1,000,000?
Yes _______	No _______

By signing this Questionnaire I hereby confirm the following statements:

I am aware that the offering of Common Stock will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

I acknowledge that any delivery to me of the Private Placement Memorandum relating to the common shares prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such shares until such determination of suitability shall be made, and I agree that I shall promptly return the Private Placement Memorandum to the Company upon request.

My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

[EXECUTIONS FOLLOW ON SUBSEQUENT PAGE]

Executed:

Date:	_________________

Place:	__________________________________

_________________________________________
(Printed Name)

_________________________________________
(Signature)

_________________________________________
(Printed Name of Joint Subscriber)

_________________________________________
(Signature of Joint Subscriber)

Exhibit IV to Subscription Agreement

PURCHASER QUESTIONNAIRE FOR INDIVIDUALS IN CANADA

Purpose of this Questionnaire:

Shares of Mortgagebrokers.com Holdings, Inc., a Delaware Corporation (the "Company'), are being offered in reliance on the accredited investor exemption contained in National Investment 45-106 - Prospectus and Registration Exemptions (“NI 45-106”). The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such accredited investor exemption including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in NI 45-106. Your answers will at all times be kept strictly confidential. However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any accredited investor exemption or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to:
Mortgagebrokers.com Holdings, Inc.
45 Vogel Road
Suite 101
Richmond Hill, Ontario L4B 3P6

Please contact Mr. Alex Haditaghi if you have any questions with respect to the Questionnaire at:
905 884 9777

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I.           General Information:
Name:  ________________________________

Date of Birth:  ______________________________

Residence Address:  _______________________________________________________________

Business Address:  ________________________________________________________________

Home Telephone No.: ______________________________________________________________

Business Telephone No:  ____________________________________________________________

E-mail Address:  ___________________________________________________________________

Preferred Mailing Address: ________ Business          or _________        Home (check one)

Social Insurance Number:  ____________________________________________________________

Marital Status:  ____________________________________________________________________

II.           Financial Condition:

1.           Did your individual annual net income before taxes during each of 2004 and 2005 exceed CDN$200,000 and do you reasonably expect your individual annual net income before taxes during 2006 to exceed CDN$200,000?

                Yes _______                                No _______

2.           Did your joint (with spouse) annual net income before taxes during each of 2004 and 2005 exceed CDN$300,000 and do you reasonably expect your joint (with spouse) annual net income before taxes during 2006 to exceed CDN$300,000?

Yes _______                                No _______

3.           Does your individual or joint (with spouse) financial assets as defined under NI 45-106 have an aggregate realizable value that before taxes, but net of any related liabilities, exceed CDN$1,000,000?

Yes _______                                No _______

By signing this Questionnaire I hereby confirm the following statements:

(a) I am aware that the offering of Common Stock will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) I acknowledge that any delivery to me of the Memorandum relating to the Common shares prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Shares until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum to the Company upon request.

(c)           My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for Shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date: ________________                _______________________________________________
(Printed Name)

Place:  ____________________________________

__________________________________________
(Signature)

__________________________________________
(Printed Name of Joint Subscriber)